Business and Nature of Operations	12 Months Ended
Dec. 31, 2016
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Business and Nature of Operations

(1) Business and Nature of Operations

Everbridge, Inc., a Delaware corporation (together with its wholly-owned subsidiaries, referred to as “Everbridge” or the “Company”), is a global software company that provides critical communications and enterprise safety applications that enable customers to automate and accelerate the process of keeping people safe and businesses running during critical events. The Company’s SaaS-based platform enables the Company’s customers to quickly and reliably deliver messaging to a large group of people during critical situations. The Company’s enterprise applications, such as Mass Notification, Incident Management, IT Alerting, Safety Connection, Community Engagement, Secure Messaging, Crisis Commander and Visual Command Center, automate numerous critical communications processes. The Company generates revenue primarily from subscription fees to the Company’s enterprise applications. The Company has operations in the United States, Sweden, the United Kingdom and China.

Initial Public Offering

On September 21, 2016, the Company completed an initial public offering, or IPO, in which the Company sold 6,250,000 shares of its common stock at the public offering price of $12.00 per share. The Company received net proceeds of $66.1 million, after deducting underwriting discounts and commissions and offering expenses paid and payable by the Company, from sales of its shares in the IPO.  In connection with the closing of the IPO, all shares of Class A common stock then outstanding were converted into 1,164,105 shares of common stock and all shares of convertible preferred stock then outstanding were converted into 8,354,963 shares of common stock, in each case on a one-to-one basis.